LEADER SHORT-TERM BOND FUND

              Supplement to the Statement of Additional Information
                                      Dated
                                  May 11, 2005

                        Supplement effective July 1, 2005



   The following replaces the section "Investment Advisor" in its entirety:


INVESTMENT ADVISOR

     The Fund's Advisor is Leader Capital Corporation, 121 SW Morrison Street, Suite 425, Portland, OR 97204. John E. Lekas, president of the Advisor, is the controlling shareholder of the Advisor. The Advisor is 100% employee-owned. Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.10% of the average daily net assets of the Fund.

     The Agreement was approved by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting on March 14, 2005 and a follow-up teleconference held on June 29, 2005. In determining whether to approve the Agreement, the Board requested and reviewed materials furnished by the Advisor in advance of the March meeting, including the Advisor's current financial statements, a description of the Advisor's investment strategy, and Form ADV Part II, which included a description of the Advisor's business and personnel, information about its policies and practices regarding best execution, trade allocation, soft dollars, and insider trading, and a representation from the Advisor that there are no pending material legal proceedings or securities enforcement proceedings regarding the Advisor or its personnel. The Advisor also represented to the Board that it has in place a Code of Ethics reasonably designed to prevent violations of the federal securities laws. In considering the Agreement, the Trustees primarily evaluated: (1) a description of the Advisor's investment strategy and trading techniques; (2) the Advisor's reputation and experience in providing short-term fixed-income investment advice to private clients since 1997; (3) the Advisor's written agreement to cap the Fund's expenses for its initial two years of operations; and (4) the performance of the Advisor's short-term bond composite since inception of the composite (November 2000), which exceeded or matched the performance of its benchmarks for the past 1-year, 3-years and since inception periods ended December 31, 2004. The Trustees reviewed the proposed management fee compared to fees charged by other mutual funds with similar investment strategies and determined that the fees were comparable. At the June meeting, the Advisor stated to the Trustees that it declined to include decreases in the management fee as the Fund's assets increase (so-called "breakpoints"), on the basis that the Advisor likely will not earn much profit from the Agreement during its initial term due to its obligation to cap Fund expenses for the first two years. However, the Advisor indicated that it would be willing to negotiate fee breakpoints once Fund assets reach at least $500 million. As a result of their considerations, the Trustees, including the Independent Trustees voting separately, unanimously determined that the proposed Agreement is in the best interests of the Fund and its shareholders.

                           LEADER SHORT-TERM BOND FUND

                 Supplement to the Prospectus dated May 11, 2005

                             Effective July 1, 2005

The following replaces the section "Fees and Expenses of Investing in the Fund" in its entirety:

The tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases...........................3.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends ................NONE
Maximum Deferred Sales Charge (Load) 1.....................................1.00%
Redemption Fee 2............................................................NONE
Exchange Fee................................................................NONE

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
Management Fees............................................................1.10%
Distribution (12b-1) Fees..................................................0.25%
Other Expenses 3...........................................................0.59%
Total Annual Fund Operating Expenses (Before Waiver) ......................1.94%
Fee Waiver 4...............................................................0.29%
Net Expenses...............................................................1.65%

1 A deferred sales charge of 1.00% is assessed only against shares redeemed within 1 year of purchase if those shares were purchased without an initial sales charge and a dealer concession fee was paid.
2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
3 Based on estimated amounts for the initial fiscal year.
4 The advisor contractually has agreed to waive its fee and reimburse the Fund's expenses so that its total annual Fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.40% of the average daily net assets of the Fund, for the Fund's first two fiscal years. The Fund's net expenses are calculated as 1.65% based on the advisor's agreement to cap expenses at 1.40%, plus the 12b-1 fee of 0.25%.

The following replaces the section "Prohibition on Market Timing" in its entirety:

     The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing and there can be no assurance that the Fund will be able to do so. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

The following replaces the first paragraph of the section "Management of the Fund" in its entirety:

     Leader Capital Corporation, 121 SW Morrison St., Suite 425, Portland, OR 97204, serves as investment advisor to the Fund. John E. Lekas is the President of the advisor, which he founded in 1997. The advisor contractually has agreed to waive its fee and reimburse the Fund's expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, 12b-1 fees, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, do not exceed 1.40% of its average daily net assets for the Fund's first two fiscal years. This is the first mutual fund managed by the advisor.